UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Salarius Pharmaceuticals, Inc.

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SALARIUS PHARMACEUTICALS, INC.

2450 Holcombe Blvd.
Suite X
Houston, TX 77021
info@SalariusPharma.com

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held May 9, 2024
To Our Stockholders:
NOTICE IS HEREBY GIVEN that Salarius Pharmaceuticals, Inc. (the “Company”) will hold a Special Meeting of Stockholders (the “Special Meeting”) at 10:00 a.m., Central Time, on Thursday, May 9, 2024. The Special Meeting will be held solely by means of live audio webcast online. You will receive a link by which to join the meeting upon registering to attend. You must register to attend using the following link http://www.viewproxy.com/slrx/2024SM . You will not be able to attend the Special Meeting in person. The items of business for the meeting are to consider and vote on the following matters described in the accompanying Proxy Statement:
1.To approve an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding shares of common stock at a ratio in the range of 1:4 to 1:8, as determined by the Company’s Board of Directors (the “Board”), and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Stock Split Proposal”).
2. To approve the adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve the Reverse Stock Split Proposal (the “Adjournment Proposal”).

The Board recommends that stockholders vote FOR each of the Reverse Stock Split Proposal and the Adjournment Proposal.
The Special Meeting will be held virtually. In order to attend the meeting, you must register at http://www.viewproxy.com/slrx/2024SM by 11:59 PM CT on May 6, 2024 . If you hold your shares in an account at a brokerage firm, bank, dealer or other similar organization, you will need to obtain a “legal proxy” from that entity and submit it when you register. On the day of the Special Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. You will be able to attend and participate in the Special Meeting online, vote your shares electronically, and submit your questions prior to and during the meeting. To vote at the meeting, (a) if you hold your shares through a broker, bank or other nominee, you will need the control number you receive by email after registering, and (b) if you hold your shares in an account with our transfer agent, you will need the control number that is shown on your Notice of Internet Availability of Proxy Materials or on your proxy card if you elected to receive proxy materials by mail.

Only stockholders of record at the close of business on March 12, 2024 are entitled to notice of, and to vote while attending the Special Meeting on the Internet. For 10 days prior to the Special Meeting, a complete list of stockholders entitled to vote at the Special Meeting will be available at the Secretary’s office at 2450 Holcombe Blvd., Suite X, Houston, TX 77021.
The accompanying proxy statement includes further details with respect to the proposals to be considered at the Special Meeting. This notice of Special Meeting and the accompanying proxy statement contain important information and should be read in their entirety. If you are in doubt as to how you should vote at the Special Meeting, you should seek advice from your legal counsel, accountant or other professional adviser prior to voting.

By the Order of the Board of Directors,
/s/ David J. Arthur
David J. Arthur President and Chief Executive Officer and Director
Houston, Texas
March [•], 2024
Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be Held on May 9, 2024:
Copies of our Proxy Materials, consisting of the Notice of Special Meeting of Stockholders, the Proxy Statement and Accompanying Form of Proxy Card are available at: http://www.viewproxy.com/slrx/2024SM

TABLE OF CONTENTS

SALARIUS PHARMACEUTICALS, INC.
PROXY STATEMENT
INFORMATION CONCERNING VOTING AND SOLICITATION

This Proxy Statement is being furnished to you in connection with the solicitation by the board of directors of Salarius Pharmaceuticals, Inc., a Delaware corporation, of your proxy to vote at our Special Meeting of Stockholders and any adjournments or postponements thereof (the “Special Meeting”). Our Special Meeting will be held at 10:00 a.m., Central Time, on Thursday, May 9, 2024 via live webcast by first registering at http://www.viewproxy.com/slrx/2024SM. You will receive a link by which to join the meeting upon registering to attend.
As used in this Proxy Statement, references to “we,” “us,” “our,” “Salarius” and the “Company” refer to Salarius Pharmaceuticals, Inc. and our consolidated subsidiaries. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Q: Why am I receiving these materials?
A: Our board of directors (the “Board of Directors” or the “Board”) is soliciting your proxy to vote at our Special Meeting, including at any adjournments or postponements of the meeting. You are invited to attend the Special Meeting via the webcast to vote on the proposals described in the Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may follow the instructions below to submit your proxy by telephone or through the Internet.
We intend to mail the Notice of Internet Availability of Proxy Materials (the “Notice”) on or about March [26], 2024 to all stockholders of record entitled to vote at the Special Meeting.
Q: Why did I receive a notice regarding the availability of proxy materials on the Internet?
A: Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice because the Board is soliciting your vote at the Special Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice and may request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.
Q: Will I receive any other proxy materials by mail?

A: We may send you a proxy card, along with a second Notice, on or after March [26], 2024. In addition, if you wish, we will send you paper copies of our proxy materials, including a proxy card. Instructions on how to request paper copies of the proxy materials can be found in the Notice.
Q: How can I attend the Special Meeting?
A: The Special Meeting will be a virtual meeting of stockholders, which will be conducted exclusively by live audio webcast. Participants will receive an Internet link to where the audio webcast will be held once they register for the Special Meeting. You are entitled to participate in the Special Meeting only if you were a stockholder of record of the Company as of the close of business on March 12, 2024 (the “Record Date”), or if you hold a valid proxy for the Special Meeting. No physical meeting will be held.
The online meeting will begin promptly at 10:00 a.m., Central Time, on May 9, 2024. You may attend the Special Meeting, vote, and submit a question during the Special Meeting by webcast by first registering at http://www.viewproxy.com/slrx/2024SM by 11:59 PM CT on May 6, 2024. If you hold your shares in an account at a brokerage firm, bank, dealer or other similar organization, you will need to obtain a “legal proxy” from that entity and submit it when you register. On the day of the Special Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. We encourage you to access the meeting prior to the start time leaving ample time for the check in. To vote at the meeting, (a) if you hold your shares through a broker, bank or other nominee, you will need the control number you receive by email after registering, and (b) if you hold your shares in an account with our transfer agent, you will need the control number that is shown on your Notice of Internet Availability of Proxy Materials or on your proxy card if you elected to receive proxy materials by mail.
Q: Who can vote at the Special Meeting?
A: Only stockholders of record at the close of business on the Record Date, March 12, 2024, will be entitled to vote at the Special Meeting. On the Record Date, there were 4,314,433 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online during the Special Meeting, via the Internet, by mail, or by telephone as described below. Giving a proxy will not affect your right to vote during the Special Meeting. Whether or not you plan to attend the meeting, we urge you to vote promptly to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If on the close of business on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your that organization regarding how to vote the shares in your account. Stockholders holding shares through a broker, bank or other nominee should follow the instructions in the materials received from that organization. You are also invited to attend the Special Meeting. If you wish to attend the Special Meeting, you must register in advance following the instructions above.

Q: What am I voting on?
A: There are two matters scheduled for a vote:
1.To approve an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding shares of common stock at a ratio in the range of 1:4 to 1:8, as determined by the Board, and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Stock Split Proposal”).
2. To approve the adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve the Reverse Stock Split Proposal (the “Adjournment Proposal”).
Q: What are the Board’s recommendations?
A: Our Board of Directors recommends that you vote:
•“FOR” the Reverse Stock Split Proposal; and
•“FOR” the Adjournment Proposal.
Q: What if another matter is properly brought before the meeting?
A: The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the proxy holder to vote on those matters in accordance with their best judgment.
Q: How do I vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote during the Special Meeting, vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote at that time even if you have already voted by proxy.
•Voting via the Internet. To vote through the Internet, go to http://www.AALvote.com/SLRXSM to complete an electronic proxy card. You will be asked to provide the control number from your Notice or proxy card. Your vote must be received by 11:59 p.m. Eastern Time on May 8 2024. We encourage you to vote via the Internet.
•Voting by mail. To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.
•Voting by telephone. To vote over the telephone, dial toll-free 1-866-804-9616, using a touch-tone telephone and follow the recorded instructions. You will be asked to provide the control number from your Notice or proxy card. Your vote must be received by 11:59 p.m. Eastern Time on May 8, 2024 to be counted.
•Voting at the Special Meeting. To vote at the Special Meeting, you must join live online using the unique join link provided after registration. The webcast will start at 10:00 a.m., Central Time, with log-in beginning at 9:45 a.m., Central Time. You may vote and submit questions while attending the meeting online. You will need the control number included on your Notice or your proxy card (if you received a printed copy of the proxy materials) to vote during the meeting.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee
If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a Notice containing voting instructions from that organization rather than from the Company. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote at the Special Meeting, you must obtain a valid proxy from your broker, bank or other nominee, register to attend the Special Meeting following the instructions above and vote in accordance with the procedures described above. Follow the instructions set forth on the Notice or from your broker, bank or other nominee or contact your that organization to request a voting instruction form.
We provide telephone and Internet proxy voting to allow you to vote your shares telephonically or online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your telephone or Internet access, such as usage charges from Internet access providers and telephone companies.
Q: How many votes do I have?

A: On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.
Q: What happens if I do not vote?
A: Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet, or at the Special Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee
If you are a beneficial owner of shares held in “street name” and do not instruct your broker, bank, or other nominee how to vote your shares, the question of whether that organization will still be able to vote your shares depends on whether the particular proposal is deemed to be “routine” under the rules of the New York Stock Exchange (also applicable to companies listed on the Nasdaq Capital Market (“Nasdaq”)). Brokers, banks and other nominees can use their discretion to vote “uninstructed” shares only with respect to matters that are considered to be “routine.” They may not vote your shares with respect to matters that are considered “non-routine” and for these matters your shares will be left unvoted. “Non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), approval of equity incentive plans, and certain corporate governance proposals, even if management-supported. The Reverse Stock Split Proposal and the Adjournment Proposal are matters we believe will be considered “routine.” Your broker or nominee may therefore vote your shares on the Reverse Stock Split Proposal and the Adjournment Proposal.
If you are a beneficial owner of shares held in “street name” you must provide voting instructions to your broker, bank or other nominee by the deadline provided in the materials you receive from such organization in order to ensure your shares are voted in the way you would prefer.
Q: What if I return a proxy card or otherwise vote but do not make specific choices?
A: If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “FOR” the Reverse Stock Split Proposal and the Adjournment Proposal. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Q: Who am I being asked to appoint as proxy holders and what does it mean?

A: Our Board asks you to appoint our President, Chief Executive Officer and director, David J. Arthur, and our Executive Vice President of Finance and Chief Financial Officer, Mark J. Rosenblum, as your proxy holders to vote your shares at the Special Meeting. You make this appointment when you vote.
If appointed by you, the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. In the absence of your direction, they will vote your shares as recommended by our Board.
Unless you otherwise indicate when you vote, you also authorize your proxy holders to vote your shares on any matters not known by our Board at the time this Proxy Statement was printed and which, under our amended and restated bylaws (the “Bylaws”), may be properly presented for action at the Special Meeting.
Q: Who is paying for this proxy solicitation?
A: We will pay the entire cost of the solicitation of proxies for the Special Meeting. This includes preparation, assembly, printing, and mailing of the Notice, this Proxy Statement and any other information we send to stockholders. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies and provide related advice and information support, for a services fee not expected to exceed $85,000, plus the reimbursement of customary disbursements. In addition, we may supplement our efforts to solicit your proxy in the following ways:
•We may contact you using the telephone or electronic communication;
•Our directors, officers or other regular employees may contact you personally; and
•Alliance Advisors, LLC or any other third parties we may hire as agents for the sole purpose of contacting you regarding your proxy, may contact you.
Q: What does it mean if I receive more than one Notice?
A: If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.
Q: I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
A: We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:

Salarius Pharmaceuticals, Inc.
Attention: Chief Financial Officer
2450 Holcombe Blvd
Suite X
Houston, TX 77021
info@salariuspharma.com

Street name stockholders may contact their broker, bank, or other nominee to request information about householding.
Q: Can I change or revoke my vote after submitting my proxy?
A: Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit a properly completed proxy card with a later date.
•You may grant a subsequent proxy by telephone or through the Internet.
•You may send a timely written notice that you are revoking your proxy to our Secretary.
•You may attend the Special Meeting via the live webcast and vote. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.
We count your most current proxy card or telephone or Internet proxy.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee
Stockholders holding shares through a broker, bank or other nominee should follow the instructions for revocation received from that organization.
Q: How are Abstentions, Withheld and Broker Non-Votes counted?
A: For the Reverse Stock Split Proposal, you may vote “FOR” vote “AGAINST” or “ABSTAIN”. Abstentions and broker non-votes will have no effect.
For the Adjournment Proposal, you may vote “FOR”, vote “AGAINST” or “ABSTAIN”. An abstention has the same effect as a vote “AGAINST” the Adjournment Proposal. Broker non-votes will have no effect.
Q: How many votes are needed to approve each proposal?

A:
•The Reverse Stock Split Proposal requires that the votes cast for the Reverse Stock Split Proposal exceed the votes cast against the Reverse Stock Split Proposal.

•The Adjournment Proposal requires the affirmative vote of a majority of the voting power of the capital stock entitled to vote and present in person or represented by proxy at the Special Meeting.

•All other matters submitted for stockholder approval require the affirmative vote of a majority of the voting power of the capital stock entitled to vote and present in person or represented by proxy at the Special Meeting.
Q: What is the quorum requirement?
A: A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least 34% of the outstanding shares entitled to vote are present at the meeting or represented by proxy. As of the close of business on the Record Date, there were 4,314,433 shares outstanding and entitled to vote.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote by telephone, over the Internet or at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum either the chairman of the meeting or the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date.
Q: How can I find out the results of the voting at the Special Meeting?
A: Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
Q: Who can help answer my other questions?
A: If you have more questions about the proposals or voting, you should contact Alliance Advisors, LLC who is assisting us with the proxy solicitation.
The Solicitation Agent for the Special Meeting is:
Alliance Advisors, LLC
200 Broadacres Drive, 3rd Fl.
Bloomfield, NJ 07003

Tel: (844) 531-0059

Important
Please promptly vote by telephone or the Internet, or by following the instructions provided by your broker, bank or nominee, so that your shares can be represented at the Special Meeting. This will not limit your rights to attend or vote during the Special Meeting. Please note, however, that if you wish to vote at the Special Meeting, you must register in advance, following the instructions above.

PROPOSAL 1: REVERSE STOCK SPLIT PROPOSAL
General

Our Board has unanimously approved and is recommending that our stockholders approve a proposed amendment to our Amended and Restated Certificate of Incorporation, as amended, in substantially the form attached hereto as Annex A (the “Certificate of Amendment”), to effect a reverse stock split of all of our outstanding shares of common stock by one of several fixed ratios between 1-for-4 and 1-for-8 (the “Reverse Stock Split”), with the final decision of whether to proceed with the Reverse Stock Split, the effective time of the Reverse Stock Split, and the exact ratio of the Reverse Stock Split to be determined by our Board, in its sole discretion and without further action by the Company’s stockholders; provided, our Board will not select a reverse split ratio that will result in us having fewer than 500,000 publicly held shares under Nasdaq continued listing standards. The following table contains approximate information relating to our common stock immediately following the reverse stock split under certain possible exchange ratios, based on share information as of March 12, 2024 (all share numbers are rounded down to the nearest whole share):

		Giving Effect to Reverse Stock Split at Ratio of:
	Prior to Reverse Stock Split	1-for-4	1-for-5	1-for-6	1-for-7	1-for-8
Authorized shares of Common Stock	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
Outstanding shares of Common Stock	4,314,433	1,078,608	862,887	719,072	616,348	539,304
Shares of common stock issuable upon exercise of outstanding options and warrants	10,721,207	2,680,301	2,144,241	1,786,867	1,531,601	1,340,150
Shares of common stock reserved for issuance under the Company’s Equity Incentive Plan and Employee Stock Purchase Plan	276,880	69,220	55,376	46,147	39,554	34,610

By approving the Reverse Stock Split, stockholders will be approving the Reverse Stock Split at a specific ratio within the range described above as determined by the Board, as it determines to be in the best interest of the Company’s stockholders. The Board believes that stockholder approval of the range of reverse stock split ratios (as opposed to approval of a single reverse stock split ratio) provides the Board with maximum flexibility to achieve the purpose of a reverse stock split, as discussed below, and therefore is in the best interests of the Company and its stockholders.
If the stockholders approve the Reverse Stock Split, and our Board decides to implement it, the Reverse Stock Split will become effective as of a date and time to be determined by the Board that will be specified in the Certificate of Amendment (the “Effective Time”). If the Board does not decide to implement the Reverse Stock Split within twelve months from the date of the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

The Reverse Stock Split will be realized simultaneously for all outstanding common stock. The Reverse Stock Split will affect all holders of common stock uniformly and each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as further described below. The Reverse Stock Split will not change the par value of our common stock or the number of authorized shares of common stock. The Reverse Stock Split will also affect outstanding stock options and other stock-based awards, as described in “Principal Effects of Reverse Stock Split on Stock Plans and Equity Awards Thereunder” below.
Reasons for the Reverse Stock Split

Our Board is seeking stockholder approval of the Reverse Stock Split with the primary intent of increasing the price of our common stock in order to meet the Nasdaq’s minimum price per share criteria for continued listing on that exchange. Our common stock currently is publicly traded and listed on the Nasdaq Capital Market under the symbol “SLRX.” On September 5, 2023, we received a letter from the Nasdaq Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) indicating that we were not in compliance with Nasdaq Listing Rule 5550(a)(2) because the closing bid price per share for our common stock had closed below $1.00 for the previous 30 consecutive business days (the “Bid Price Rule”). We were given until March 4, 2024 to regain compliance with the Bid Price Rule. On March 5, 2024, we received notice (the “Approval”) from Nasdaq that we had been granted an additional 180-day grace period, or until September 3, 2024, to regain compliance with the Bid Price Rule. To regain compliance with the Bid Price Rule and qualify for continued listing on the Nasdaq Capital Market, the minimum bid price per share of our common stock must be at least $1.00 for at least 10 consecutive business days on or prior to September 3, 2024. If we fail to regain compliance during the additional compliance period, then Nasdaq will notify us of its determination to delist our common stock, at which point we would have an opportunity to appeal the delisting determination to a Nasdaq Listing Qualifications Panel (the “Panel”), but there can be no assurance that the Panel would grant our request for continued listing. As a condition of the Approval imposed by Nasdaq Listing Rule 5810(c)(3)(a), we notified Nasdaq that we would seek to implement a reverse stock split, if necessary, to regain compliance with the Bid Price Rule.
If we are delisted from the Nasdaq Capital Market and we are not able to list our common stock on another exchange, our common stock could be quoted on the OTC Bulletin Board or in the “pink sheets.” As a result, we could face significant adverse consequences including, among others:
•a limited availability of market quotations for our securities;
•a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;
•a limited amount of news and no analyst coverage for us;
•we would no longer qualify for exemptions from state securities registration requirements, which may require us to comply with applicable state securities laws; and

•a decreased ability to issue additional securities (including pursuant to short-form registration statements on Form S-3) or obtain additional financing in the future.
Our Board believes that the proposed reverse stock split is a potentially effective means for us to maintain compliance with the Nasdaq listing rules and to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from the Nasdaq Capital Market by producing the immediate effect of increasing the bid price of our common stock.
Determination of Reverse Stock Split Ratio

Our Board believes that stockholder adoption of several fixed reverse stock split ratios, as opposed to adoption of a single reverse stock split ratio, provides maximum flexibility to achieve the purposes of the Reverse Stock Split and, therefore, is in the best interests of the Company and its stockholders. In determining which of the approved fixed ratios to implement following the receipt of stockholder approval, the Board (or any authorized committee of the Board) may consider, among other things, factors such as:
•our ability to maintain the listing of our common stock on the Nasdaq Capital Market;
•the historical trading price and trading volume of our common stock;
•the number of shares of our common stock outstanding;
•the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;
•the continued listing requirements of the Nasdaq Stock Market; and
•prevailing general market and economic conditions.
The Board reserves the right to elect to abandon the Reverse Stock Split (including all of the fixed reverse stock split ratios), notwithstanding stockholder approval thereof, if our Board determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders. In making such determination, our Board will take into account certain factors including the expected trading prices for our common stock, actual or forecasted results of operations and the likely effect of such results on the market price of our common stock, as well as the factors described in the above paragraph.
Principal Effects of the Reverse Stock Split

By approving this proposal, stockholders will approve the Reverse Stock Split which would combine a specific number of shares of common stock into one share. The Certificate of Amendment to be filed with the Secretary of State of the State of Delaware would include only that number determined by the Board to be in the best interests of the Company and its stockholders. In accordance with these resolutions, the Board will not implement any amendment providing for a different reverse stock split ratio than those specified in this proposal.
As explained above, the Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of common stock and the exchange ratio will be the same for all issued and outstanding shares of common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders receiving a cash payment in lieu of owning a fractional share, as further described in the section titled “Fractional Shares” below. Common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company’s continuing obligations under the periodic reporting requirements of the Exchange Act. Following the Reverse Stock Split, our common stock will continue to be listed on the Nasdaq Capital Market under the ticker symbol “SLRX,” although it would receive a new CUSIP number.
Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Reverse Stock Split is approved by the Company’s stockholders, and if at such time the Board still believes that a reverse stock split is in the best interests of the Company and its stockholders, the Board will determine the ratio of the Reverse Stock Split to be implemented. The Reverse Stock Split will become effective as of the Effective Time. The Board will determine the exact timing of the filing of the Certificate of Amendment based on its evaluation as to when the filing would be the most advantageous to the Company and its stockholders. If the Board does not decide to implement the Reverse Stock Split within twelve months from the date of the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.
Except as described below under the sections titled “Fractional Shares” and “Principal Effects of Reverse Stock Split on Stock Plans and Equity Awards Thereunder,” at the Effective Time, each whole number of issued and outstanding pre-Reverse Stock Split shares that the Board has determined will be combined into one post-Reverse Stock Split share (based on the Board’s final selection of the fixed ratio to be applied) will, automatically and without any further action on the part of our stockholders, be combined into and become one share of common stock, and each certificate which, immediately prior to the Effective Time represented pre-Reverse Stock Split shares, will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.
Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record at the Effective Time of the Reverse Stock Split who otherwise would be entitled to receive fractional shares because they hold a number of pre-Reverse Stock Split shares not evenly divisible by the number of pre-Reverse Stock Split shares for which each post-Reverse Stock Split share is to be exchanged, will, in lieu of a fractional share, be entitled, upon surrender to the exchange agent of certificate(s) representing such pre-Reverse Stock Split shares (except as described below under “—Book-Entry Shares”), to a cash payment, without interest, in lieu thereof, as set forth in the Certificate of Amendment.
Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid. Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is received.
Book-Entry Shares

If the Reverse Stock Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-Reverse Stock Split shares of our common stock owned in book-entry form.
Certificated Shares

As soon as practicable after the Effective Time of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for certificates representing post-Reverse Stock Split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-Reverse Stock Split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reverse Stock Split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Anti-Takeover and Dilutive Effects

The number of authorized shares of our common stock will not be diluted as a result of the reverse stock split. The common stock and preferred stock that is authorized but unissued provide the Board with flexibility to effect, among other transactions, public or private financings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by the Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Certificate of Amendment would continue to give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. The Certificate of Amendment is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued common stock or preferred stock to impede a takeover attempt.
Except for the Company’s obligation to issue common stock upon the exercise of outstanding options and warrants, we have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of common stock subsequent to the reverse stock split at this time, and we have not allocated any specific portion of the authorized number of shares to any particular purpose.
Certain Risks Associated with the Reverse Stock Split

We cannot predict whether the Reverse Stock Split will increase the market price per share of our common stock proportionately with the ratio of the combination. The market price of our common stock may also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. Further, there are a number of risks associated with the Reverse Stock Split, including:
•The liquidity of our common stock may be harmed by the Reverse Stock Split given the reduced number of shares of common stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not proportionately increase as a result of the Reverse Stock Split.

•The Reverse Stock Split could be viewed negatively by the market and other factors, such as those described above, may adversely affect the market price of the shares of our common stock. Consequently, the market price per post-Reverse Stock Split share may not increase in proportion to the reduction of the number of shares of our common stock outstanding before the implementation of the Reverse Stock Split. Accordingly, the total market capitalization of our shares of common stock following the Reverse Stock Split could be lower than the total market capitalization before the Reverse Stock Split.

•A reverse stock split would increase our number of authorized but unissued shares of stock. We could use the shares that are available for future issuance in dilutive equity financing transactions, or to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management, including transactions that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner.

•The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.
Principal Effects of Reverse Stock Split on Stock Plans and Equity Awards Thereunder

Pursuant to the terms of the Company’s 2015 Equity Incentive Plan and Employee Stock Purchase Plan and the agreements governing equity awards thereunder, the Board or a committee thereof, as applicable, will adjust the number of shares of common stock available for future grant, the number of shares of common stock underlying outstanding awards, the exercise price per share of outstanding stock options, and other terms of outstanding awards issued pursuant to the stock plans to equitably reflect the effects of the Reverse Stock Split. With respect to any such outstanding equity awards, the contemplated equitable adjustments will result in approximately the same aggregate exercise price being required to be paid under such stock options, and approximately the same value of shares of common stock being delivered upon exercise, vesting or settlement of such awards immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. Any fractional shares that would otherwise result from the Reverse Stock Split adjustments described above with respect to outstanding equity awards will be eliminated through rounding or as otherwise determined by the Board or a committee thereof in accordance with the terms of such Stock Plans and award agreements thereunder.
Accounting Matters
The Reverse Stock Split will not affect the common stock capital account on our balance sheet. However, because the par value of our common stock will remain unchanged at the Effective Time of the split, the components that make up the common stock capital account will change by offsetting amounts. Depending on the size of the Reverse Stock Split that the Board decides to implement, the stated capital component will be reduced proportionately based upon the Reverse Stock Split and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. Immediately after the Reverse Stock Split, the per share net income or loss and net book value of our common stock will be increased because there will be fewer shares of common stock outstanding. All historic share and per share amounts in our financial statements and related footnotes will be adjusted accordingly for the Reverse Stock Split.
Effect on Par Value
The amendment to our Certificate of Incorporation will not affect the par value of our common stock, which will remain at $0.0001 per share.
Dividends
We have never declared or paid cash dividends on our capital stock. We currently intend to retain all of our future earnings, if any, to finance the operation, development and growth of our business. While the timing, declaration and payment of any future dividends to holders of our common stock fall within the discretion of our Board and will depend on our operating results, earnings, financial condition, the capital requirements of our business and other factors, our Board expects that the amount of future dividends, if any, would be adjusted accordingly to reflect the Reverse Stock Split.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
No Dissenters’ Appraisal Rights
Under the Delaware General Corporation Law, our stockholders do not have a right to dissent and are not entitled to appraisal rights with respect to the proposed Certificate of Amendment to effect the reverse stock split, and we will not independently provide our stockholders with any such rights.
Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of important tax considerations of the reverse stock split. It addresses only stockholders who hold our common stock as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign and other laws. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.
The reverse stock split is intended to constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended. Assuming the reverse stock split qualifies as reorganization, a stockholder generally will not recognize gain or loss on the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest. The aggregate tax basis of the post-reverse stock split shares received will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-reverse stock split shares received will include the holding period of the pre-reverse stock split shares exchanged.
A holder of the pre-reverse stock split shares who receives cash will generally be treated as having exchanged a fractional share interest for cash in a redemption by us. The amount of any gain or loss will be equal to the difference between the portion of the tax basis of the pre-reverse stock split shares allocated to the fractional share interest and the cash received and generally should be capital gain or loss and generally would be a long-term gain or loss to the extent that the holder’s holding period exceeds 12 months.
The foregoing views are not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with their own tax advisor with respect to all of the potential tax consequences to them of the reverse stock split.
Interests of Directors and Executive Officers
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock and equity awards granted to them pursuant to the stock plans.
Reservation of Right to Abandon Reverse Stock Split
We reserve the right to not file the Certificate of Amendment and to abandon any Reverse Stock Split (including all of the fixed reverse stock split ratios) without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect these amendments is approved by our stockholders at the Special Meeting. By voting in favor of the Reverse Stock Split (including each of the fixed reverse stock split ratios), you are expressly also authorizing the Board to delay, not proceed with, and abandon, the Reverse Stock Split (including all of the fixed reverse stock split ratios) and the Certificate of Amendment if it should so decide, in its sole discretion, that such actions are in the best interests of our stockholders.
Vote Required
The Reverse Stock Split Proposal requires that the votes cast for the Reverse Stock Split Proposal exceed the votes cast against the Reverse Stock Split Proposal. Broker non-votes will not occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on this proposal under stock exchange rules without specific instructions from the beneficial owner of such shares. Abstentions will have no effect on the outcome of this proposal.
Recommendation of the Board
The Board recommends that the stockholders vote “FOR” the Reverse Stock Split Proposal.

PROPOSAL 2: ADJOURNMENT PROPOSAL
General
Our stockholders are being asked to consider and vote upon an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are insufficient votes in favor of approval of the Reverse Stock Split Proposal.
For the avoidance of doubt, any proxy authorizing the adjournment of the Special Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of such proposal.
Required Vote
The Adjournment Proposal requires the affirmative vote of a majority of the voting power of the capital stock entitled to vote and present in person or represented by proxy at the Special Meeting. Broker non-votes will not occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on this proposal under stock exchange rules without specific instructions from the beneficial owner of such shares. Abstentions will have the effect of an “AGAINST” on this proposal.
Recommendation of the Board
The Board recommends that the stockholders vote “FOR” the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of March 12, 2024 regarding the number of shares of common stock and the percentage of common stock, beneficially owned by:
•each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
•each of our directors;
•each of our named executive officers; and
•all our current executive officers and directors as a group.
The percentage ownership is based on 4,314,433 shares of common stock outstanding on March 12, 2024. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of our common stock issuable pursuant to the exercise of stock options or warrants or other securities that are either immediately exercisable or exercisable or vest within 60 days of March 12, 2024. These shares are deemed to be outstanding and beneficially owned by the person holding those options, warrants, or securities for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Except as otherwise noted below, the address for each person or entity listed in the table is c/o Salarius Pharmaceuticals, Inc., 2450 Holcombe Blvd., Suite X, Houston, TX 77021.

	Shares of Common Stock Beneficially Owned	Percent of Total (%)
5% or Greater Stockholders

Armistice Capital, LLC(1)	427,350	9.9%

Named Executive Officers and Directors:

David J. Arthur (2)	86,202	2.0%
Mark J. Rosenblum (3)	32,917	*
Tess Burleson(4)	5,656	*
Arnold C. Hanish(5)	6,228	*
Jonathan Lieber(6)	5,460	*
Paul Lammers(7)	4,478	*
Bruce J. McCreedy(8)	4,896	*

William K McVicar(9)	5,958	*
All current executive officers and directors as a group (8 persons) (10)	151,795	3.5%

* Represents beneficial ownership of less than 1%.
(1) This information has been obtained from a Schedule 13G filed on February 14, 2024 by Armistice Capital, LLC (“Armistice Capital”). Armistice Capital is the investment manager of Armistice Capital Master Fund Ltd. (the “Master Fund”), the direct holder of the shares, and pursuant to an Investment Management Agreement, Armistice Capital exercises voting and investment power over the securities of the Company held by the Master Fund and thus may be deemed to beneficially own the securities of the Company held by the Master Fund. Mr. Steven Boyd, as the managing member of Armistice Capital, may be deemed to beneficially own the securities of the Issuer held by the Master Fund. The Master Fund specifically disclaims beneficial ownership of the securities of the Company directly held by it by virtue of its inability to vote or dispose of such securities as a result of its Investment Management Agreement with Armistice Capital. The principal business address for Armistice Capital, LLC is 510 Madison Avenue, 7th Floor, New York, New York 10022, United States of America. The principal business address for Mr. Boyd is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, New York 10022, United States of America. The amounts in the table excluded pre-funded warrants, Series A-1 warrants and Series A-2 warrants to purchase share of our common stock held by entities affiliated with Armistice Capital because such warrants prohibits the investor from exercising the warrants to the extent such exercise would cause such investor, together with its affiliates and attribution parties, to beneficially own a number of shares of our common stock which would exceed 9.99% of our then outstanding common stock following such exercise.
(2) Represents (i) 49,135 shares of common stock, (ii) 36,980 shares of common stock subject to options that are exercisable within 60 days of March 12, 2024 and (iii) 87 warrants to purchase shares of common stock.
(3) Represents (i) 21,851 shares of common stock and (ii) 11,066 shares of common stock subject to options that are exercisable within 60 days of March 12, 2024.
(4) Includes (i) 2,722 shares of common stock, (ii) 2,760 shares of common stock subject to options that are exercisable within 60 days of March 12, 2024, and (iii) 174 warrants to purchase shares of common stock.
(5) Includes (i) 3,294 shares of common stock, (ii) 2,760 shares of common stock subject to options that are exercisable within 60 days of March 12, 2024, and (iii) 174 warrants to purchase shares common stock.
(6) Includes (i) 2,940 shares of common stock, (ii) 2,520 shares of common stock subject to options that are exercisable within 60 days of March 12, 2024.
(7) Includes (i) 1,718 shares of common stock and (ii) 2,760 shares of common stock subject to options that are exercisable within 60 days of March 12, 2024.
(8) Includes (i) 1,788 shares of common stock, (ii) 2,760 shares of common stock subject to options that are exercisable within 60 days of March 12, 2024, and (iii) 348 warrants to purchase shares of common stock.
(9) Includes (i) 2,850 shares of common stock, (ii) 2,760 shares of common stock subject to options that are exercisable within 60 days of March 12, 2024, and (iii) 348 warrants to purchase shares of common stock.
(10) Includes (i) 86,298 shares of common stock, (ii) 64,366 shares of common stock subject to options that are exercisable within 60 days of March 12, 2024, and (iii) 1,131 warrants to purchase shares of common stock that are held by our executive officers and directors as a group.

OTHER MATTERS
The Board of Directors does not know of any other business that will be presented at the Special Meeting. If any other business is properly brought before the Special Meeting, the proxy holders will vote in accordance with their judgment unless you direct them otherwise. Whether or not you intend to attend the Special Meeting, we urge you to vote by telephone or the Internet.
Householding of Proxy Materials
To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our stock but who share the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name will receive only one copy of our proxy materials until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If you receive a single set of proxy materials as a result of householding and you would like to have separate copies of proxy materials mailed to you, please submit a request to our Secretary at 2450 Holcombe Blvd., Suite X, Houston, TX 77021 and we will promptly send you what you have requested. You can also contact our Secretary at the above address if you received multiple copies of the Special Meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.
Stockholder Proposals for the 2024 Annual Meeting of Stockholders
To be considered for inclusion in the proxy materials for the 2024 Annual Meeting of Stockholders, your proposal must have been submitted in writing by January 2, 2024, to our Secretary at 2450 Holcombe Blvd., Suite X, Houston, TX 77021. If you wish to submit any other motion related to business proposed to be brought before the 2024 Annual Meeting of Stockholders, you must have provided the specified information required by our Bylaws to our Secretary at 2450 Holcombe Blvd., X, Houston, TX 77021 not more than 120 days (January 2, 2024) nor less than 90 days (February 1, 2024) prior to the first anniversary of the date the proxy statement was provided to our stockholders in connection with the 2023 Annual Meeting of Stockholders; however, if the 2024 Annual Meeting of Stockholders is called for a date that is more than 30 days before or after the anniversary date of the 2023 Annual Meeting of Stockholders, notice by the stockholder must be received by our Secretary not later than the close of business on the later of (i) the 90th day prior to the 2024 Annual Meeting of Stockholders and (ii) the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting of Stockholders is publicly given. You are also advised to review our Bylaws, which contain additional requirements regarding advance notice of stockholder proposals and director nominations.
In addition to satisfying the foregoing advance notice requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 15, 2024, which is 60 days prior to the one-year anniversary of the 2023 Annual Meeting of Stockholders.

Other Business

Our Board does not know of any other business that will be presented at the Special Meeting. If any other business is properly brought before the Special Meeting, the proxy holders will vote in accordance with their judgment unless you direct them otherwise. Whether or not you intend to attend the Special Meeting, we urge you to vote by Internet or telephone.

By order of the Board of Directors,
Houston, TX
March [ ], 2024	/s/ David J. Arthur
David J. Arthur President and Chief Executive Officer and Director

APPENDIX A
Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Salarius Pharmaceuticals, Inc.
Salarius Pharmaceuticals, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
FIRST: The name of the Corporation is Salarius Pharmaceuticals, Inc., and the Corporation was originally incorporated pursuant to the DGCL on February 26, 2014 (as subsequently amended, the “Certificate of Incorporation”), under the name Flex Pharma, Inc.
SECOND: Article IV.A of the Certificate of Incorporation is amended and restated in its entirety to read as follows:
This Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 110,000,000 shares. 100,000,000 shares shall be Common Stock, each having a par value of $0.0001. 10,000,000 shares shall be Preferred Stock, each having a par value of $0.0001.
Upon the filing and effectiveness (the “Effective Time”) of this amendment to the Corporation’s Amended and Restated Certificate of Incorporation, as amended, pursuant to the Delaware General Corporation Law, each [4][5][6][7][8] shares of Common Stock issued immediately prior to the Effective Time (the “Old Common Stock”) shall be reclassified and combined into one validly issued, fully paid and non-assessable share of the Corporation’s common stock, $0.0001 par value per share (the “New Common Stock”), without any action by the holder thereof (the “Reverse Stock Split”) and without increasing or decreasing the authorized number of shares of Common Stock or Preferred Stock. No fractional shares of New Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate or book entry position which formerly represented shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of New Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment equal to the fraction of a share of New Common Stock to which such holder would otherwise be entitled multiplied by the closing price per share of the New Common Stock on the Nasdaq Capital Market at the close of business on the date of the Effective Time. Each certificate that theretofore represented shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified and combined; provided, that each person holding of record a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of New Common Stock to which such person is entitled under the foregoing reclassification and combination.
3. This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.
i

4. This Certificate of Amendment shall become effective as of [•] [a.m./p.m.], Eastern Time on [•], 202[•].
[Signature page follows]

IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Certificate of Amendment on this ____ day of ___________, 202_.

SALARIUS PHARMACEUTICALS, INC.

By:
Name:
Title:

v